FEBRUARY 29, 2012

SEMIANNUAL REPORT

FIXED INCOME

Templeton Global Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Semiannual Report

Templeton Global Income Fund

Your Fund’s Goals and Main Investments: Templeton Global Income Fund seeks high,

current income, with a secondary goal of capital appreciation. Under normal market conditions, the

Fund invests at least 80% of its net assets in income-producing securities, including debt securities of

U.S. and foreign issuers, including emerging markets.

Dear Shareholder:

This semiannual report for Templeton Global Income Fund covers the period ended February 29, 2012.

Performance Overview

For the six months under review, Templeton Global Income Fund had cumu-
lative total returns of -2.45% based on market price and +1.54% based on net asset value. For comparison, the global government bond market, as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI),
had cumulative total returns of +2.76% in local currency terms and
-1.13% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 9.

Semiannual Report | 1

Economic and Market Overview

The global economic recovery strengthened during the period under review.
Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their respective pre-crisis activity levels.
Positive economic reports, including real gross domestic product (GDP)
growth in 2011 of 1.7% in the U.S. and 9.2% in China helped dampen fears of severe global economic slowdown.2 Geographically, non-Japan Asia had the most encouraging results, and in the fourth quarter of 2011, real GDP grew at year-over-year rates of 8.9% in China, 5.2% in Malaysia and 3.4%
in South Korea.3 Although some developed economies, such as those of
Australia and some Scandinavian nations, enjoyed relatively strong recover-
ies, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries.

Globally, central bankers pursued divergent policies. Interest rates remained at historically low levels in the U.S. and Japan, while the European Central
Bank (ECB) implemented a 50 basis point (bps; 100 bps equal one percentage point) rate reduction. In non-Japan Asia, policymakers reduced interest rates
50 bps in Australia, 50 bps in the Philippines and 100 bps in Indonesia. In
contrast, policymakers in India and Sri Lanka increased rates 50 bps, while the State Bank of Vietnam increased rates 100 bps. In addition to rate adjust-
ments, central bankers employed a variety of tools. The ECB’s Long-Term
Refinancing Operation helped reduce fears of a disorderly sovereign credit event and its potential fallout. The U.S. Federal Reserve Board increased the average maturity of its Treasury holdings in an effort to put downward pres-
sure on longer term rates, while the Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese offi-
cials signaled a desire to pursue “fine tuning,” which included two 50 bps reductions in the reserve requirement ratio. Despite these positive develop-
ments, fears of sovereign debt default in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China dominated financial market headlines. As investor fears waxed and waned, risk appetite and aversion, and correspondingly, investor demand for risk assets and per-
ceived safe-haven assets, also alternated.

2. Source: Bureau of Economic Analysis (U.S.); National Bureau of Statistics (China).
3. Source: National Bureau of Statistics (China); Department of Statistics (Malaysia); Bank of Korea (South Korea).

2 | Semiannual Report

Investment Strategy

We invest selectively in bonds around the world to generate income for the
Fund, seeking opportunities while monitoring changes in interest rates, cur-
rency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt mar-
kets. During the period under review, interest rate strategies and sovereign credit exposure contributed to absolute performance, while currency posi-
tions detracted.

Interest Rate Strategy

During the period under review, we maintained the portfolio’s defensive duration positioning as policymakers in the G-3, the U.K. and Switzerland continued to pursue historically accommodative monetary policies. With interest rates in the
U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in government bond markets in these countries. Our underweighted duration exposure in the U.S. and
Japan, however, detracted from performance relative to the benchmark as yields did not increase significantly during the review period. Generally, investors demand higher yields to compensate for the greater interest rate risk associated with holding longer term bonds. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were relatively high. As central banks in some countries lowered their policy rates over the period, yields on some longer term local currency-
denominated bonds fell, and the corresponding increase in the market value of our holdings of these bonds contributed to performance.

Currency Strategy

The Fund’s diversified currency exposure added to relative performance during the period. As part of its investment strategy, the Fund used currency forward contracts to limit or add exposure to various currencies. Despite relatively slow growth in the U.S., the U.S. dollar was broadly stronger and gained 4.78% over the period versus its major trading partners.4 Dollar strength was particularly

4. Source: Federal Reserve H10 Report.

Semiannual Report | 3

pronounced early in the period as elevated market risk aversion contributed to the depreciation of several Latin American currencies against the U.S.
dollar. Although risk aversion subsided later in the period, several Latin
American currencies failed to regain their strength, leading our currency exposures in the region to hurt performance overall. Over the period, the
Brazilian real depreciated 7.50%, the Chilean peso fell 3.87%, and the
Mexican peso declined 3.43% against the U.S. dollar.5

Overall, our exposure to Asian currencies contributed to performance. The
Fund’s underweighted position in the Japanese yen benefited performance as the yen depreciated 5.52% against the U.S. dollar during the period.5
Although the Reserve Bank of Australia instituted two 25 bps rate cuts, strong
Chinese demand for Australian exports and domestic strength contributed to the Australian dollar’s resiliency. Central banks in South Korea and Malaysia held policy rates steady, while central banks in the Philippines and Indonesia reduced rates because of concerns about the potential effect of a deterioration in the global outlook and its impact on domestic activity. The South Korean won, Malaysian ringgit, Philippine peso and Indonesian rupiah each depreciated against the U.S. dollar.

ECB rate cuts contributed to the euro’s 7.09% depreciation against the U.S.
dollar over the period, and our underweighted position in this currency con-
tributed significantly to performance relative to the JPM GGBI.5 However, this effect was partially offset by positioning in peripheral European curren-
cies, which depreciated against the U.S. dollar.

Global Sovereign Debt Strategy

The Fund purchased investment grade and sub-investment grade hard currency-
denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Early in the period, heightened risk aversion led spreads to widen between high yielding sovereign credits and their underlying “risk-free assets,” such as U.S. Treasuries, but these spreads narrowed toward the end of the period. As financial markets began reflecting the underlying strength of emerging economies, governments of some countries traditionally considered emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt posted a +5.51% total return during the period, as measured by the JPM
Emerging Markets Bond Index (EMBI) Global.6 Sovereign interest rate credit

5. Source: IDC/Exshare.
6. Source: J.P. Morgan.

4 | Semiannual Report

spreads narrowed 3 bps during the period.6 Regionally, Latin American sov-
ereign debt posted +9.24% total return, Asian debt a +4.52% total return, and central and eastern European debt a +1.61% total return, as measured by subindexes of the JPM EMBI Global.6

Thank you for your continued participation in Templeton Global Income Fund.
We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 5

Performance Summary as of 2/29/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capi-
tal gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.
The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, eco-
nomic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio secu-
rities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

6 | Semiannual Report

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

Change to Certain Investment Strategies

The Fund’s Board of Trustees has authorized the Fund to increase use of currency forward contracts for hedging and investment purposes when the investment manager believes it is advisable to do so. Currency forwards are used to manage and implement various currency exposures. A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. Through the use of currency derivatives, the Fund can hedge or decrease its exposure to one currency (which may include establishing or increasing a short position), while increasing exposure to another currency.

Investing in derivative instruments, including currency forward contracts, involves risk. The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. Other risks include illiquidity in the Fund, mispricing or improper valuation, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. The Fund is actively managed but there is no guarantee that the investment manager’s investment decisions will produce the desired results.

The Fund’s investment goals, as well as its other investment policies, restrictions and tax diversification requirements, remain the same as previously disclosed for the Fund.

Semiannual Report | 7

8 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited)

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) *(continued)*

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)				
Indonesia (continued)				
Government of Indonesia, (continued)				
FR31, 11.00%, 11/15/20	275,739,000,000	IDR	$	41,945,499
FR34, 12.80%, 6/15/21	59,666,000,000	IDR		10,024,419
FR35, 12.90%, 6/15/22	32,530,000,000	IDR		5,594,438
FR36, 11.50%, 9/15/19	23,000,000,000	IDR		3,498,576
FR42, 10.25%, 7/15/27	25,430,000,000	IDR		3,954,055
FR43, 10.25%, 7/15/22	8,450,000,000	IDR		1,253,298
FR46, 9.50%, 7/15/23	41,250,000,000	IDR		5,917,201
FR48, 9.00%, 9/15/18	18,520,000,000	IDR		2,469,792
				100,608,548
Ireland 3.6%				
Government of Ireland,				
4.60%, 4/18/16	1,348,000	EUR		1,768,951
5.90%, 10/18/19	3,886,000	EUR		4,934,149
4.50%, 4/18/20	3,219,000	EUR		3,691,994
5.00%, 10/18/20	11,045,000	EUR		13,018,837
senior bond, 4.50%, 10/18/18	1,303,000	EUR		1,582,418
senior bond, 4.40%, 6/18/19	1,973,000	EUR		2,346,842
senior bond, 5.40%, 3/13/25	14,437,000	EUR		16,842,491
				44,185,682
Israel 2.6%				
Government of Israel,				
5.00%, 3/31/13	33,261,000	ILS		9,023,625
3.50%, 9/30/13	84,195,000	ILS		22,561,967
				31,585,592
Lithuania 2.2%				
ᵃGovernment of Lithuania, 144A,				
6.75%, 1/15/15	15,000,000			16,142,850
7.375%, 2/11/20	8,825,000			9,999,299
6.125%, 3/09/21	1,160,000			1,210,187
				27,352,336
Malaysia 4.6%				
Government of Malaysia, senior bond,				
2.509%, 8/27/12	13,360,000	MYR		4,451,576
3.702%, 2/25/13	270,000	MYR		90,868
3.21%, 5/31/13	90,210,000	MYR		30,238,796
3.461%, 7/31/13	66,615,000	MYR		22,416,731
				57,197,971
Mexico 4.2%				
Government of Mexico,				
M, 9.00%, 6/20/13	707,300[f]	MXN		5,805,150
MI, 9.00%, 12/20/12	1,840,000[f]	MXN		14,821,771
MI, 8.00%, 12/19/13	3,816,200[f]	MXN		31,354,502
				51,981,423

10 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) (continued)

Semiannual Report | 11

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) (continued)

12 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) (continued)

Semiannual Report | 13

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) (continued)

cPrincipal amount is stated in 1,000 Brazilian Real Units.
dRedemption price at maturity is adjusted for inflation. See Note 1(f).
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 29,
2012, the aggregate value of these securities was $44,288,481, representing 3.58% of net assets.
fPrincipal amount is stated in 100 Mexican Peso Units.
gA supranational organization is an entity formed by two or more central governments through international treaties.
hThe security is traded on a discount basis with no stated coupon rate.
iNon-income producing.
jSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At February 29, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	UBSW	Sell	178,800,000	2,225,680	3/19/12	$ 25,386	$ —
Japanese Yen	MSCO	Sell	132,400,000	1,647,504	3/19/12	18,203	—
Chilean Peso	JPHQ	Buy	670,400,000	1,345,509	3/21/12	48,097	—
Japanese Yen	UBSW	Sell	125,158,380	1,549,508	3/23/12	9,269	—
British Pound	CITI	Buy	3,709,912	5,814,026	3/26/12	86,980	—
British Pound	BZWS	Buy	9,251,369	14,496,895	3/27/12	218,276	—
British Pound	JPHQ	Buy	2,182,509	3,428,722	3/27/12	42,764	—
British Pound	DBAB	Buy	8,459,329	13,295,527	3/27/12	159,830	—
British Pound	MSCO	Buy	5,655,926	8,948,875	3/28/12	47,342	—
Chilean Peso	DBAB	Buy	1,107,150,000	2,218,293	3/30/12	80,750	—
New Israeli Shekel	MSCO	Buy	31,916,650	8,916,262	3/30/12	—	(491,425)
Chilean Peso	DBAB	Buy	1,176,260,000	2,347,684	4/02/12	94,017	—
Euro	UBSW	Sell	3,955,000	5,553,413	4/10/12	284,046	—
Euro	DBAB	Sell	1,821,000	2,564,696	4/10/12	138,523	—
Euro	HSBK	Sell	7,909,000	11,112,303	4/10/12	574,902	—
Indian Rupee	DBAB	Buy	110,524,000	2,359,104	4/11/12	—	(133,534)
Euro	UBSW	Sell	3,144,000	4,482,008	4/12/12	293,121	—
Indian Rupee	DBAB	Buy	237,003,000	5,077,185	4/13/12	—	(307,025)
Euro	HSBK	Sell	4,695,000	6,728,311	4/16/12	472,839	—
Indian Rupee	JPHQ	Buy	159,192,000	3,401,538	4/16/12	—	(199,752)
Malaysian Ringgit	JPHQ	Buy	5,072,841	1,657,196	4/19/12	30,180	—
Japanese Yen	UBSW	Sell	146,100,000	1,778,779	4/20/12	—	(19,626)
Japanese Yen	CITI	Sell	146,000,000	1,778,601	4/20/12	—	(18,574)
Euro	DBAB	Sell	6,027,000	8,521,274	4/23/12	490,817	—
Malaysian Ringgit	JPHQ	Buy	14,535,000	4,752,951	4/23/12	80,497	—
Swedish Krona	BZWS	Buy	29,978,900	3,322,793 EUR	4/30/12	90,076	—
Japanese Yen	CITI	Sell	304,465,000	3,788,150	5/10/12	39,592	—
Chilean Peso	MSCO	Buy	730,900,000	1,505,365	5/11/12	4,990	—
Japanese Yen	UBSW	Sell	304,315,000	3,785,483	5/11/12	38,729	—
Japanese Yen	DBAB	Sell	203,561,000	2,532,074	5/11/12	25,812	—
Chilean Peso	MSCO	Buy	2,278,980,000	4,617,713	5/22/12	85,621	—
Euro	DBAB	Sell	1,274,797	1,705,583	5/25/12	6,692	—
Swedish Krona	BZWS	Buy	150,288,486	16,139,227 EUR	6/01/12	1,112,187	—
Indian Rupee	HSBK	Buy	173,786,000	3,681,127	6/04/12	—	(222,252)
British Pound	CITI	Buy	2,388,131	3,808,854	6/06/12	—	(2,808)
British Pound	BZWS	Buy	296,330	472,172	6/06/12	99	—
Indian Rupee	HSBK	Buy	29,570,000	627,946	6/08/12	—	(39,811)
Polish Zloty	DBAB	Buy	26,670,000	6,587,462 EUR	6/08/12	—	(262,736)
Polish Zloty	CITI	Buy	5,203,000	1,285,834 EUR	6/08/12	—	(52,188)
Euro	DBAB	Sell	6,991,000	10,079,973	6/11/12	762,168	—
Euro	DBAB	Sell	3,108,000	4,459,048	6/13/12	316,559	—
Indian Rupee	HSBK	Buy	74,630,000	1,584,501	6/13/12	—	(101,393)
Euro	DBAB	Sell	648,000	925,901	6/14/12	62,211	—
Japanese Yen	CITI	Sell	230,997,000	2,984,534	6/15/12	139,240	—
Indian Rupee	DBAB	Buy	68,380,000	1,442,920	6/20/12	—	(85,622)
Malaysian Ringgit	HSBK	Buy	8,175,565	2,541,837	6/22/12	166,218	—
Malaysian Ringgit	HSBK	Buy	3,901,727	1,220,548	6/25/12	71,611	—
Malaysian Ringgit	HSBK	Buy	4,516,266	1,419,138	6/28/12	76,264	—

Semiannual Report | 15

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swedish Krona	UBSW	Buy	87,325,000	9,390,795 EUR	6/29/12	$ 613,755	$ —
Euro	DBAB	Sell	894,000	1,252,530	7/16/12	60,695	—
Euro	UBSW	Sell	1,138,000	1,594,167	7/16/12	77,045	—
Euro	MSCO	Sell	1,001,000	1,396,520	7/16/12	62,039	—
Swedish Krona	UBSW	Buy	45,098,000	4,848,987 EUR	7/16/12	313,310	—
Euro	MSCO	Sell	227,000	317,800	7/18/12	15,171	—
Euro	UBSW	Sell	1,138,000	1,595,761	7/18/12	78,617	—
Euro	DBAB	Sell	1,403,000	1,967,974	7/18/12	97,541	—
Malaysian Ringgit ...	DBAB	Buy	9,759,000	2,274,507 EUR	7/18/12	195,064	—
Euro	BZWS	Sell	1,052,000	1,473,957	7/19/12	71,456	—
Indian Rupee	JPHQ	Buy	33,196,000	714,353	7/19/12	—	(58,643)
Euro	MSCO	Sell	905,000	1,261,163	7/20/12	54,631	—
Euro	DBAB	Sell	772,000	1,076,824	7/20/12	47,606	—
Malaysian Ringgit ...	DBAB	Buy	11,019,000	2,586,741 EUR	7/20/12	194,996	—
Malaysian Ringgit ...	DBAB	Buy	75,842,000	24,828,783	7/20/12	249,530	—
Euro	DBAB	Sell	701,000	983,328	7/23/12	48,746	—
Malaysian Ringgit ...	DBAB	Buy	14,167,000	3,310,433 EUR	7/25/12	269,518	—
Malaysian Ringgit ...	DBAB	Buy	117,760,000	38,816,006	7/25/12	111,118	—
Malaysian Ringgit ...	JPHQ	Sell	123,816,000	40,226,121	7/27/12	—	(697,844)
Malaysian Ringgit ...	JPHQ	Buy	123,816,000	41,069,391	7/27/12	—	(145,427)
Malaysian Ringgit ...	JPHQ	Buy	14,167,000	3,301,715 EUR	7/27/12	280,504	—
Swedish Krona	DBAB	Buy	45,098,000	4,909,748 EUR	7/27/12	229,261	—
Malaysian Ringgit ...	HSBK	Buy	1,687,000	566,868	7/31/12	—	(9,415)
Euro	BZWS	Sell	1,514,036	2,150,840	8/06/12	132,115	—
Euro	DBAB	Sell	893,000	1,268,899	8/06/12	78,227	—
Euro	CITI	Sell	660,514	927,329	8/08/12	46,627	—
Euro	DBAB	Sell	2,248,000	3,163,498	8/08/12	166,108	—
Malaysian Ringgit ...	HSBK	Buy	3,400,000	1,131,598	8/08/12	—	(8,653)
Australian Dollar	DBAB	Buy	2,328,000	189,243,120 JPY	8/09/12	118,008	—
Australian Dollar	CITI	Buy	2,328,000	189,065,028 JPY	8/09/12	120,204	—
Australian Dollar	BZWS	Buy	2,328,000	188,963,760 JPY	8/09/12	121,452	—
Euro	CITI	Sell	191,388	269,292	8/09/12	14,102	—
Euro	DBAB	Sell	1,775,000	2,515,335	8/09/12	148,608	—
South Korean Won ..	HSBK	Buy	7,294,254,000	6,712,916	8/09/12	—	(260,336)
Euro	DBAB	Sell	1,183,000	1,671,922	8/10/12	94,538	—
Euro	DBAB	Sell	2,248,000	3,183,884	8/13/12	186,392	—
South Korean Won ..	JPHQ	Buy	980,000,000	896,451	8/16/12	—	(29,848)
South Korean Won ..	HSBK	Buy	7,084,000,000	6,517,619	8/17/12	—	(253,643)
Japanese Yen	JPHQ	Sell	307,706,000	4,025,195	8/20/12	231,616	—
Japanese Yen	UBSW	Sell	619,237,000	8,117,947	8/20/12	483,632	—
Japanese Yen	HSBK	Sell	1,286,140,000	16,876,411	8/20/12	1,020,127	—
Japanese Yen	DBAB	Sell	380,000,000	4,973,757	8/20/12	288,895	—
Japanese Yen	BZWS	Sell	307,053,000	4,033,272	8/22/12	247,640	—
Japanese Yen	MSCO	Sell	245,000,000	3,218,010	8/22/12	197,425	—
Japanese Yen	DBAB	Sell	307,444,000	4,037,931	8/22/12	247,478	—
Norwegian Krone ...	UBSW	Buy	44,332,000	5,579,300 EUR	8/22/12	428,323	—
Euro	BZWS	Sell	547,736	787,644	8/23/12	57,241	—
Japanese Yen	CSFB	Sell	608,984,000	8,003,470	8/23/12	495,252	—

16 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	CITI	Sell	613,483,000	8,076,395	8/23/12	$ 512,709	$ —
Japanese Yen	DBAB	Sell	303,441,000	4,001,253	8/23/12	260,102	—
Norwegian Krone	UBSW	Buy	44,332,000	5,554,484 EUR	8/23/12	461,019	—
Euro	BZWS	Sell	917,054	1,315,606	8/24/12	92,710	—
Indian Rupee	JPHQ	Buy	220,000,000	4,664,149	8/24/12	—	(344,665)
Indian Rupee	HSBK	Buy	115,936,000	2,456,360	8/24/12	—	(180,070)
Indian Rupee	DBAB	Buy	100,473,000	2,126,489	8/24/12	—	(153,800)
Japanese Yen	JPHQ	Sell	612,179,000	8,024,893	8/24/12	477,181	—
Euro	UBSW	Sell	8,685,912	12,495,727	8/27/12	912,786	—
Euro	BZWS	Sell	1,922,060	2,766,123	8/27/12	202,995	—
Japanese Yen	BZWS	Sell	860,890,000	11,288,140	8/27/12	673,569	—
Japanese Yen	DBAB	Sell	509,728,000	6,707,653	8/27/12	422,827	—
Japanese Yen	UBSW	Sell	696,345,000	9,158,518	8/27/12	572,748	—
Japanese Yen	HSBK	Sell	980,688,000	12,865,700	8/27/12	774,048	—
Japanese Yen	JPHQ	Sell	450,908,000	5,929,099	8/27/12	369,510	—
Norwegian Krone	BZWS	Buy	44,332,000	5,571,236 EUR	8/27/12	437,095	—
Swedish Krona	UBSW	Buy	91,000,000	9,870,383 EUR	8/27/12	494,179	—
Swedish Krona	DBAB	Buy	28,384,373	3,076,197 EUR	8/27/12	157,524	—
Euro	JPHQ	Sell	3,821,732	5,495,039	8/29/12	398,555	—
Euro	DBAB	Sell	552,150	790,458	8/29/12	54,136	—
Japanese Yen	BZWS	Sell	726,500,000	9,534,121	8/30/12	576,070	—
Euro	DBAB	Sell	25,830	37,358	8/31/12	2,912	—
Japanese Yen	JPHQ	Sell	304,127,000	3,985,676	8/31/12	235,595	—
Euro	DBAB	Sell	296,000	419,971	9/06/12	25,213	—
Indian Rupee	DBAB	Buy	71,050,000	1,497,082	9/06/12	—	(104,763)
Euro	BZWS	Sell	564,724	792,929	9/10/12	39,766	—
Euro	DBAB	Sell	651,000	910,625	9/10/12	42,397	—
New Israeli Shekel	DBAB	Buy	35,742,000	9,685,654	9/10/12	—	(289,371)
Euro	BZWS	Sell	552,985	773,073	9/12/12	35,554	—
Euro	DBAB	Sell	296,000	405,020	9/13/12	10,240	—
Euro	BZWS	Sell	1,578,664	2,159,336	9/14/12	53,830	—
Euro	UBSW	Sell	1,471,272	2,016,673	9/17/12	54,350	—
Singapore Dollar	CITI	Buy	21,787,381	17,727,586	9/17/12	—	(290,393)
Singapore Dollar	DBAB	Buy	9,461,270	7,675,864	9/17/12	—	(103,683)
Euro	BZWS	Sell	370,478	513,557	9/19/12	19,420	—
Euro	BZWS	Sell	899,632	1,223,967	9/24/12	24,007	—
Philippine Peso	DBAB	Buy	123,655,000	2,779,076	9/24/12	73,915	—
Indian Rupee	DBAB	Buy	225,000,000	4,371,224	9/27/12	24,832	—
Japanese Yen	JPHQ	Sell	130,931,000	1,725,046	9/28/12	109,780	—
Philippine Peso	HSBK	Buy	43,900,000	1,004,255	9/28/12	8,407	—
Philippine Peso	HSBK	Buy	35,200,000	801,914	10/03/12	9,853	—
Philippine Peso	DBAB	Buy	150,587,000	3,457,796	10/04/12	14,796	—
Philippine Peso	HSBK	Buy	120,792,000	2,740,228	10/04/12	45,280	—
Philippine Peso	DBAB	Buy	180,042,000	4,134,145	10/05/12	17,477	—
Philippine Peso	HSBK	Buy	180,085,000	4,059,534	10/05/12	93,079	—
Philippine Peso	DBAB	Buy	147,797,000	3,395,681	10/09/12	11,699	—
Philippine Peso	JPHQ	Buy	47,563,000	1,090,394	10/09/12	6,145	—
Philippine Peso	DBAB	Buy	118,267,000	2,716,908	10/11/12	9,395	—

Semiannual Report | 17

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	JPHQ	Buy	59,005,000	1,352,705	10/11/12	$ 7,484	$ —
Philippine Peso	HSBK	Buy	177,650,000	4,084,753	10/11/12	10,452	—
Philippine Peso	JPHQ	Buy	82,667,000	1,911,376	10/12/12	—	(5,826)
Philippine Peso	DBAB	Buy	35,215,000	806,758	10/12/12	4,980	—
Philippine Peso	JPHQ	Buy	145,824,000	3,344,912	10/15/12	15,949	—
Philippine Peso	HSBK	Buy	58,717,000	1,345,640	10/15/12	7,633	—
Euro	HSBK	Sell	11,729,000	16,107,278	10/17/12	459,807	—
Norwegian Krone ...	BZWS	Buy	84,752,000	10,757,378 EUR	10/18/12	655,819	—
Philippine Peso	HSBK	Buy	115,412,000	2,676,469	10/19/12	—	(17,070)
Philippine Peso	DBAB	Buy	32,011,000	733,020	10/19/12	4,598	—
Philippine Peso	DBAB	Buy	127,962,000	2,930,875	10/22/12	17,256	—
Philippine Peso	JPHQ	Buy	64,253,000	1,479,461	10/22/12	871	—
Chilean Peso	CITI	Buy	219,208,545	412,046	10/24/12	33,507	—
Euro	BZWS	Sell	322,441	443,066	10/24/12	12,878	—
Euro	BZWS	Sell	2,458,466	3,410,876	10/25/12	130,863	—
Euro	CITI	Sell	960,795	1,337,590	10/26/12	55,715	—
Norwegian Krone ...	BZWS	Buy	34,142,000	4,366,655 EUR	10/26/12	217,713	—
Chilean Peso	DBAB	Buy	94,814,000	181,723	10/29/12	10,902	—
Chilean Peso	BZWS	Buy	47,431,000	90,899	10/29/12	5,463	—
Indian Rupee	DBAB	Buy	156,104,000	3,022,079	10/29/12	14,122	—
Indian Rupee	HSBK	Buy	159,768,000	3,097,810	10/29/12	9,655	—
Norwegian Krone ...	BZWS	Buy	118,883,000	15,214,103 EUR	10/29/12	742,569	—
Philippine Peso	JPHQ	Buy	61,866,000	1,437,374	10/29/12	—	(12,546)
Philippine Peso	MSCO	Buy	12,060,000	279,167	10/29/12	—	(1,414)
Euro	DBAB	Sell	1,646,550	2,321,323	10/31/12	124,437	—
Indian Rupee	DBAB	Buy	329,664,000	6,408,734	10/31/12	1,377	—
Indian Rupee	HSBK	Buy	237,998,000	4,625,811	10/31/12	1,911	—
Euro	DBAB	Sell	111,459	155,033	11/02/12	6,318	—
Euro	BZWS	Sell	783,291	1,079,845	11/05/12	34,708	—
Euro	BZWS	Sell	517,652	711,849	11/08/12	21,135	—
Japanese Yen	CITI	Sell	104,080,747	1,343,654	11/08/12	58,698	—
Japanese Yen	BZWS	Sell	102,242,000	1,325,408	11/13/12	63,041	—
Japanese Yen	BZWS	Sell	183,499,000	2,380,013	11/14/12	114,337	—
Japanese Yen	UBSW	Sell	103,657,300	1,346,111	11/14/12	66,247	—
Philippine Peso	DBAB	Buy	27,300,000	631,360	11/14/12	—	(3,132)
Euro	BZWS	Sell	398,651	543,899	11/15/12	11,940	—
Japanese Yen	DBAB	Sell	592,373,000	7,757,330	11/16/12	442,996	—
Euro	UBSW	Sell	4,666,969	6,341,945	11/19/12	114,147	—
Euro	BZWS	Sell	111,647	153,051	11/19/12	4,065	—
Euro	DBAB	Sell	706,155	957,758	11/19/12	15,436	—
Japanese Yen	JPHQ	Sell	295,806,000	3,871,553	11/19/12	218,889	—
Japanese Yen	HSBK	Sell	154,574,000	2,025,075	11/19/12	116,369	—
Japanese Yen	UBSW	Sell	236,300,000	3,099,016	11/19/12	181,143	—
Japanese Yen	BZWS	Sell	733,240,000	9,622,572	11/19/12	568,397	—
Euro	BZWS	Sell	389,355	528,355	11/21/12	8,775	—
Japanese Yen	BZWS	Sell	823,639,000	10,823,114	11/21/12	652,315	—
Euro	HSBK	Sell	3,548,865	4,771,094	12/07/12	34,589	—
Australian Dollar	DBAB	Buy	12,536,000	12,436,840	12/10/12	588,497	—

18 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	1,325,806	1,775,188	12/10/12	$ 5,648	$ —
Australian Dollar	BZWS	Buy	6,958,000	6,978,178	12/12/12	249,862	—
Malaysian Ringgit ...	JPHQ	Buy	16,656,368	5,159,006	12/17/12	310,706	—
Swedish Krona	DBAB	Buy	93,370,021	10,115,929 EUR	12/17/12	460,119	—
New Israeli Shekel ..	DBAB	Buy	48,521,000	12,558,820	1/09/13	151,747	—
Japanese Yen	CITI	Sell	94,950,000	1,244,593	1/10/13	70,764	—
Euro	UBSW	Sell	6,354,000	8,127,401	1/11/13	—	(355,713)
Chilean Peso	MSCO	Buy	1,432,600,000	2,720,988	1/14/13	168,646	—
Euro	UBSW	Sell	5,675,942	7,233,420	1/14/13	—	(344,639)
Euro	JPHQ	Sell	3,792,783	4,837,505	1/14/13	—	(226,313)
Euro	BZWS	Sell	3,027,169	3,860,700	1/14/13	—	(180,932)
Euro	CITI	Sell	2,459,575	3,137,385	1/14/13	—	(146,441)
Japanese Yen	HSBK	Sell	372,780,000	4,876,208	1/15/13	267,146	—
Japanese Yen	UBSW	Sell	219,020,000	2,863,306	1/15/13	155,337	—
Japanese Yen	DBAB	Sell	95,240,000	1,247,904	1/15/13	70,354	—
Euro	BZWS	Sell	2,459,575	3,138,418	1/22/13	—	(145,650)
Chilean Peso	DBAB	Buy	1,968,980,000	3,864,155	1/24/13	103,670	—
Chilean Peso	DBAB	Buy	2,792,880,000	5,504,760	1/25/13	122,834	—
Euro	UBSW	Sell	4,351,556	5,684,438	1/25/13	—	(125,996)
Chilean Peso	DBAB	Buy	1,739,030,000	3,436,547	1/28/13	66,579	—
Japanese Yen	DBAB	Sell	631,276,974	8,165,845	1/28/13	358,377	—
Japanese Yen	HSBK	Sell	817,266,455	10,563,502	1/28/13	455,765	—
Philippine Peso	HSBK	Buy	115,412,000	2,662,084	1/28/13	—	(13,346)
Chilean Peso	DBAB	Buy	561,810,000	1,110,253	1/29/13	21,359	—
Chilean Peso	JPHQ	Buy	596,880,000	1,176,698	1/30/13	25,440	—
Chilean Peso	DBAB	Buy	1,123,610,000	2,199,922	1/30/13	63,070	—
Malaysian Ringgit ...	JPHQ	Buy	48,000,000	15,589,983	1/30/13	149,786	—
Swedish Krona	DBAB	Buy	89,650,000	9,937,923 EUR	1/30/13	118,530	—
Chilean Peso	DBAB	Buy	1,048,520,000	2,049,892	1/31/13	61,668	—
Philippine Peso	DBAB	Buy	88,130,000	2,042,410	1/31/13	—	(20,003)
Euro	UBSW	Sell	338,000	443,321	2/01/13	—	(8,024)
Chilean Peso	MSCO	Buy	1,235,940,000	2,452,137	2/04/13	35,928	—
Euro	CITI	Sell	8,393,000	10,977,373	2/08/13	—	(230,857)
Euro	HSBK	Sell	7,662,000	10,028,102	2/08/13	—	(203,931)
Euro	UBSW	Sell	6,294,000	8,228,776	2/08/13	—	(176,395)
Chilean Peso	MSCO	Buy	606,970,000	1,228,684	2/11/13	—	(7,595)
Chilean Peso	DBAB	Buy	727,600,000	1,465,458	2/11/13	—	(1,688)
Euro	BZWS	Sell	17,259,000	22,902,693	2/11/13	—	(146,058)
Japanese Yen	HSBK	Sell	286,780,000	3,748,758	2/12/13	200,710	—
Japanese Yen	MSCO	Sell	110,363,000	1,442,154	2/12/13	76,741	—
Chilean Peso	MSCO	Buy	1,630,490,000	3,303,931	2/13/13	—	(24,360)
Chilean Peso	BZWS	Buy	726,200,000	1,464,999	2/13/13	—	(4,319)
Euro	UBSW	Sell	6,873,000	9,146,107	2/13/13	—	(32,696)
Chilean Peso	DBAB	Buy	1,653,630,000	3,323,746	2/15/13	1,748	—
Japanese Yen	JPHQ	Sell	100,450,000	1,301,672	2/15/13	58,816	—
Japanese Yen	DBAB	Sell	85,279,140	1,104,280	2/15/13	49,132	—
Euro	JPHQ	Sell	6,214,000	8,201,237	2/19/13	—	(97,938)
Euro	UBSW	Sell	6,214,000	8,207,762	2/19/13	—	(91,413)

Semiannual Report | 19

Templeton Global Income Fund

Statement of Investments, February 29, 2012 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit . . .	HSBK	Buy	6,108,000	1,982,731	2/19/13	$ 18,842	$ —
Chilean Peso	JPHQ	Buy	664,600,000	1,345,344	2/21/13	—	(9,564)
Euro	UBSW	Sell	6,210,000	8,210,738	2/21/13	—	(83,246)
Chilean Peso	JPHQ	Buy	1,128,000,000	2,258,258	2/22/13	8,698	—
Japanese Yen	HSBK	Sell	187,760,000	2,382,741	2/22/13	59,234	—
Chilean Peso	DBAB	Buy	1,047,180,000	2,088,096	2/25/13	15,846	—
Chilean Peso	CITI	Buy	2,019,520,000	4,054,447	2/25/13	3,072	—
Chilean Peso	MSCO	Buy	1,419,160,000	2,833,503	2/25/13	17,802	—
Japanese Yen	JPHQ	Sell	187,900,000	2,370,230	2/25/13	44,829	—
Chilean Peso	DBAB	Buy	1,106,070,000	2,190,064	2/26/13	31,989	—
Chilean Peso	MSCO	Buy	1,174,700,000	2,349,400	2/27/13	10,308	—
Chilean Peso	DBAB	Buy	1,650,520,000	3,280,700	2/28/13	34,514	—
Chilean Peso	JPHQ	Buy	364,500,000	726,965	2/28/13	5,165	—
Mexican Peso	MSCO	Buy	117,000,000	8,800,963	2/28/13	21,686	—
Chilean Peso	BZWS	Buy	1,265,300,000	2,546,644	3/01/13	—	(5,414)
Chilean Peso	DBAB	Buy	497,300,000	991,526	3/01/13	7,250	—
Chilean Peso	BZWS	Buy	633,600,000	1,267,453	3/01/13	5,068	—
Euro	DBAB	Sell	14,039,070	18,903,608	3/01/13	151,852	—
Japanese Yen	JPHQ	Sell	197,000,000	2,465,582	3/01/13	22,566	—
Japanese Yen	HSBK	Sell	196,900,000	2,462,558	3/01/13	20,782	—
Chilean Peso	DBAB	Buy	1,082,945,000	2,163,294	3/04/13	11,084	—
Japanese Yen	UBSW	Sell	219,700,000	2,741,196	3/04/13	16,484	—
Chilean Peso	DBAB	Buy	1,082,945,000	2,177,868	3/06/13	—	(3,894)
Chilean Peso	DBAB	Buy	1,173,870,000	2,360,961	3/07/13	5,618	—
Unrealized appreciation (depreciation)						35,177,977	(8,049,270)
Net unrealized appreciation (depreciation)						$27,128,707	

*In U.S. dollars unless otherwise indicated.

Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount*	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
JPHQ	Receive	3.558%	3-month USD BBA LIBOR	1,160,000	3/04/21	$—	$ (178,752)
DBAB	Receive	3.523%	3-month USD BBA LIBOR	3,970,000	3/28/21	—	(586,618)
JPHQ	Receive	4.215%	3-month USD BBA LIBOR	3,030,000	1/11/41	—	(898,626)
CITI	Receive	4.347%	3-month USD BBA LIBOR	6,980,000	2/25/41	—	(2,231,640)
JPHQ	Receive	4.349%	3-month USD BBA LIBOR	6,980,000	2/25/41	—	(2,235,424)
JPHQ	Receive	4.320%	3-month USD BBA LIBOR	5,230,000	2/28/41	—	(1,652,546)
JPHQ	Receive	4.299%	3-month USD BBA LIBOR	1,740,000	3/01/41	—	(574,052)
Net unrealized appreciation (depreciation)						$—	$(8,357,658)

*In U.S. Dollars unless otherwise indicated.

See Abbreviations on page 33.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Income Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

24 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Semiannual Report | 25

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At February 29, 2012, the Fund holds $6,371,450 in United Kingdom Treasury Notes and Index Linked Notes and United States Treasury Notes and Treasury Bills; and $270,000 in unrestricted cash as collateral for derivatives.

See Note 10 regarding other derivative information.

d. Restricted Cash

At February 29, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 29, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

Semiannual Report | 27

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 29, 2012, the Fund had repurchased a total of 11,210,400 shares. During the periods ended February 29, 2012 and August 31, 2011, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

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Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $5 billion
0.460%	Over $5 billion, up to and including $10 billion
0.440%	Over $10 billion, up to and including $15 billion
0.420%	Over $15 billion, up to and including $20 billion
0.400%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	In excess of $700 million

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2012, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At February 29, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,098,845,441
Unrealized appreciation	$ 121,479,855
Unrealized depreciation	(23,632,146)
Net unrealized appreciation (depreciation)	$ 97,847,709

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Semiannual Report | 29

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2012, aggregated $216,105,472 and $201,825,803, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At February 29, 2012, the Fund had 17.67% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At February 29, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

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Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended February 29, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the period ended February 29, 2012, the average month end market value of derivatives represented 4.49% of average month end net assets. The average month end number of open derivative contracts for the period was 347.

See Note 1(c) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report | 31

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of February 29, 2012, in valuing the Fund’s assets and liabilities carried at fair value:

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Notes to Financial Statements (unaudited) (continued)

Semiannual Report | 33

Templeton Global Income Fund

Annual Meeting of Shareholders, March 2, 2012 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd
Street, Fort Lauderdale, Florida, on March 2, 2012. The purpose of the meeting was to elect four
Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2012. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund:
Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade.* Shareholders also rat-
ified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2012. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

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Templeton Global Income Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. Computershare Shareowner Services, LLC, P.O. Box 358015, Pittsburgh, PA, 15252-8015, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon (the “Plan Administrator”) and sent to Computershare Shareowner Services, LLC, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P. O. Box 358015, Pittsburgh, PA, 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Semiannual Report | 35

Templeton Global Income Fund

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 358015
Pittsburgh, PA 15252-8015
(800) 416-5585
www.bnymellon.com/shareowner/equityaccess

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.bnymellon.com/shareowner/equityaccess or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect®. For information go to Computershare Shareowner Services, LLC’s web site at www.bnymellon.com/shareowner/equityaccess and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

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Shareholder Information (continued)

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Semiannual Report | 37

Templeton Global Income Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2011. Additionally, the Fund expects to file, on or about April 27, 2012, such certifications with its Form N-CSRS for the six months ended February 29, 2012.

38 | Semiannual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | **FIXED INCOME** | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report

TEMPLETON GLOBAL INCOME FUND

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.bnymellon.com/shareowner/equityaccess

Fund Information
(800) DIAL BEN®/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

TLGIM S 04/12

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass,

Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, The investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes in

the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer